Deposits from banks	12 Months Ended
Dec. 31, 2020
Deposits from banks [Abstract]
Deposits from banks

12 Deposits from banks

Deposits from banks includes non-subordinated debt from banks, except for amounts in the form of debt securities.

Deposits from banks by type
	Netherlands		Rest of the world		Total
	2020	2019	2020	2019	2020	2019
Non-interest bearing	596	107	196	73	792	180
Interest bearing	49,336	17,544	27,971	17,101	77,306	34,646
	49,931	17,651	28,166	17,175	78,098	34,826

Deposits from banks includes ING’s participation in the Targeted Longer-Term Refinancing Operations of EUR 59.5 billion (2019: EUR 17.7 billion). ING participated in a new series of Targeted Longer-Term Refinancing Operations (TLTRO III) for EUR 4.5 billion in March 2020, EUR 55.0 billion in June 2020 and repaid EUR 17.7 billion of the previous TLTRO (TLTRO II).

The TLTRO III funding is granted for a period of three years with an early repayment option after one year with the earliest date of September 2021. The three new participation windows introduced by the ECB press release in December 2020, can be repaid quarterly from June 2022. Interest under TLTRO III will be settled on maturity of each TLTRO III operation or on early repayment. The interest rate on TLTRO III depends on the lending volumes granted to corporates (excluding financial institutions) and households (excluding mortgages).

Under the conditions of the program, interest rates can be as favorable as 50 basis points below the average interest rate on the Deposit Facility rate, but in any case not higher than -1%. Such a rate would apply to all TLTRO III operations outstanding over the discrete periods between 24 June 2020 and 23 June 2021 (special interest period 1), and between 24 June 2021 and 23 June 2022 (special interest period 2), for banks that show growth in lending volumes equal to or above 0% between 1 March 2020 and 31 March 2021 (observation period 1) and 1 October 2020 and 31 December 2021 (observation period 2), respectively. In case lending growth targets are not met, the interest rate during the special interest periods can in a worst case scenario be at 50 basis points below the average Main Refinancing Operations rate over the same period. In the period preceding and following the special interest periods the interest will be in a corridor between the Deposit Facility and Main Refinancing Operations rates, depending to what extent ING meets the lending growth conditions of the TLTRO III program. Special interest period 2 was announced by the ECB in its press release in December 2020 and confirmed in January 2021.

The amount of interest income recognised during the period on the TLTRO III depends on a reasonable expectation of whether the conditions will be met. Interest income on ING’s participation in TLTRO III of EUR 164 million was recognised in the statement of profit and loss (please refer to Note 20 Net interest income). Interest income recognised in 2020 for TLTRO III is based on -50 bps (the Main Refinancing Operations rate minus 50 bps), which is in substance an unconditional rate during June 2020 – June 2021 and does not depend on whether the lending targets are achieved. At 31 December 2020 ING assessed that it is not yet highly probable that lending targets will be met. Any conditional benefit from TLTRO III has not been included yet.